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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  NOVEMBER 30, 2006
                                                  ------------------------------


                        ABINGTON COMMUNITY BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


PENNSYLVANIA                          000-51077                 02-0724068
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


180 OLD YORK ROAD, JENKINTOWN, PENNSYLVANIA                      19046
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code   (215) 886-8280
                                                     ---------------------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01      OTHER EVENTS
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        On November 30, 2006, Abington Community Bancorp, Inc. (the "Company"),
announced that the Boards of Directors of the Company, Abington Mutual Holding Company (the "MHC") and Abington Savings Bank (the "Bank") each adopted a Plan of Conversion and Reorganization (the "Plan") pursuant to which the Bank will reorganize from the two-tier mutual holding company structure to a stock holding company structure and the Company will undertake a "second-step" stock offering of new shares of common stock. The MHC, which owns approximately 57.1% of the outstanding common stock of the Company, will be merged into the Company as part of the reorganization. Pursuant to the Plan, shareholders other than the MHC will receive new shares of common stock of the Company pursuant to an "exchange ratio" designed to preserve their aggregate percentage ownership interest. The transactions contemplated by the Plan are subject to the approval of the Bank's depositors, the Company's shareholders (other than the MHC) and regulatory agencies.

        A copy of the press release issued by the Company announcing the adoption of the Plan is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS
               ---------------------------------

       (a)     Not applicable.

       (b)     Not applicable.

       (c)     Not applicable.

       (d)     The following exhibit is included with this Report:

        Exhibit No.          Description
        ----------------     -------------------------------------
        99.1                 Press Release dated November 30, 2006



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ABINGTON COMMUNITY BANCORP, INC.


                                             By:      /s/ Robert W. White
                                                      --------------------------
                                             Name:    Robert W. White
                                             Title:   Chairman, President and
                                                      Chief Executive Officer
Date:  November 30, 2006



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                                  EXHIBIT INDEX

        Exhibit No.          Description
        ----------------     -------------------------------------
        99.1                 Press Release dated November 30, 2006